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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 19, 2001
                                                 ---------------------

                            OnCure Technologies Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                    000-30799               59-3191053
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)

   700 Ygnacio Valley Road, Suite 300
            Walnut Creek, CA                             94596
---------------------------------------------   -------------------------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (925) 279-2273
                                                   ---------------------

                            Worldwide Equipment Corp.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

                  On March 19, 2001, the Company issued a press release (the "Press Release") announcing that it changed its name from Worldwide Equipment Corp. to OnCure Technologies Corp. and that its ticker symbol on the OTC Bulletin Board has been changed to "ONCU." A copy of the Press Release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits. The following exhibit is filed as part of this report:

         99.1      Press Release of OnCure Technologies Corp. dated March 19,
                   2001.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 19, 2001                      OnCure Technologies Corp.



                                             By:  /s/ Jeffrey A. Goffman
                                                      --------------------------
                                                      Jeffrey A. Goffman
                                                      Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit No.

99.1           Press Release of OnCure Technologies Corp. dated March 19, 2001.